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                                                                 EXHIBIT 10.2


                                                          AMERICAN NATIONAL BANK
                                                    AND TRUST COMPANY OF CHICAGO

                                SECURED GUARANTY


     WHEREAS, ASCHE TRANSFER, INC., is an Illinois corporation having its principal office located at 10124 Mount Vernon Road, Shannon, Illinois 61087 ("Asche"), and AG CARRIERS, INC. is a Florida corporation, having its principal office located at 13349 Southridge Industrial Drive, Tavares, Florida 32778 ("AG") (Asche and AG are hereafter referred to, individually and collectively, as the "Borrower"); and

     WHEREAS, the Borrower desires or may desire at some time and/or from time to time to obtain financial accommodation from AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO (hereafter referred to as the "Bank") with principal offices at 120 South LaSalle Street, Chicago, Illinois 60603; and

     WHEREAS, the undersigned guarantor is either a corporation or company, desiring to induce the Bank, at its option, at any time, or from time to time, to extend financial accommodation to the Borrower, and represents to the Bank that it is organized under the laws of the state of Delaware, and that the Borrower (a) is engaged in business as a corporate parent, affiliate or subsidiary of the undersigned, and/or (b) expects to derive advantage by assisting the Borrower in procuring financial assistance from the Bank; or the undersigned is a(n) individual(s) or partnership desiring to induce the Bank at its option, at any time, or from time to time, to extend financial accommodation to the Borrower (said undersigned corporation, company, individual(s) or partnership, as the case may be, is severally hereinafter referred to as the "undersigned").

1. NOW THEREFORE, FOR VALUE RECEIVED, and in consideration of advances, credit or other financial accommodation heretofore, now or hereafter at any time extended to the Borrower by the Bank, the undersigned (jointly and severally if there is more than one guarantor) hereby unconditionally guarantee(s) the full and prompt payment to the Bank at maturity, whether by acceleration or otherwise, and at all times thereafter of any and all "Indebtedness". "Indebtedness" shall mean obligations and liabilities of every kind and nature of the Borrower to the Bank (including all indebtedness, obligations and liabilities of partnerships, created or arising while the Borrower is or was a member thereof), including principal and interest, however evidenced, whether now existing or hereafter created or arising, directly or indirectly, primary or secondary, absolute or contingent, due or to become due, or joint or several, and however owned, held or acquired, whether through discount, overdraft, returned checks, purchase, direct loan or as collateral, or otherwise, including without limitation all obligations and liabilities of the Borrower to the Bank under that certain Loan and Security Agreement among and between the Borrower and the Bank, of even date herewith (the "Loan Agreement"). Capitalized terms used in this guaranty and not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

     The undersigned further unconditionally guarantees the prompt, full and faithful performance and discharge by the Borrower of all of the terms, conditions, agreements, representations and warranties on the part of the Borrower contained in any agreement, or in any modification or addenda thereto or substitution thereof in connection with any advance, credit or financial accommodation afforded by the Bank to the Borrower.

     The undersigned further agree(s) to pay all expenses, including, without limitation, reasonable legal fees and court costs paid or incurred by the Bank in endeavoring to collect the Indebtedness, or any part thereof, in enforcing this guaranty, arising out of any post-judgment proceedings, or in defending any suit based on any act or omission of the Bank with respect to the Indebtedness, collateral, or this guaranty or in connection with any Recovery Claim hereinbelow defined (hereafter, collectively referred to as "Expenses").



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2. The term "Guaranteed Debt," as used herein, shall be deemed to mean an amount equal to all the Indebtedness plus Expenses, and the amount of the Guaranteed Debt shall be unlimited.

3. In case of the death, incompetence, dissolution, liquidation or insolvency (however evidenced) of the Borrower, a principal of the Borrower, or any guarantor of the Indebtedness or in case any bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy or insolvency law, or any dissolution, liquidation or receivership proceeding, is instituted by or against the Borrower, or any of the undersigned or any other guarantor of the Indebtedness or the inability of the Borrower or any of the undersigned to pay debts as they mature, or in case of the assignment by the Borrower or any of the undersigned for the benefit of creditors, then upon the occurrence of any such event, all Guaranteed Debt then existing shall at the option of the Bank, without notice to anyone, immediately become due or accrued and be payable from the undersigned (or any thereof if more than one guarantor).

4. All payments received from whatever source shall be applied toward the payment of the Indebtedness in such order of application as the Bank may in its sole discretion, from time to time elect, and this determination shall be conclusive upon the undersigned.

5. This guaranty shall in all respects be a continuing, absolute and unconditional guaranty, and shall remain in full force and effect with respect to each guarantor until written notice shall have been actually received by the Bank by first class or certified mail, of its discontinuance as to such guarantor, or of the death or dissolution of such guarantor, and also until all Guaranteed Debt created or existing before receipt of such notice shall have been fully paid. In case of any such discontinuance, or death or dissolution of any guarantor or guarantors and notice thereof to the Bank, this guaranty shall nevertheless continue and remain in force against the other guarantor or guarantors until discontinued as to such other guarantor or guarantors as herein provided. No compromise, settlement, release or discharge of, or indulgence with respect to, or failure, negligence or omission to enforce or exercise any right against, any one or more guarantors or the fact that at any time or from time to time, all the Guaranteed Debt may have been paid in full, shall release or discharge the undersigned. In the event of the death of the undersigned, this guaranty shall continue as to all Indebtedness theretofore incurred by the Borrower even though said Indebtedness is renewed or the time of maturity of Indebtedness is extended without the consent of the executors or administrators of the undersigned. This guaranty shall be valid, irrespective of the validity, regularity or enforceability of any instrument, writing or agreement relating to any Indebtedness, whether or not such Indebtedness is due or to become due before or after any bankruptcy or insolvency proceeding involving the Borrower.

6. The liability hereunder shall in no way be affected or impaired by any of the following, any or all of which may be done or omitted by the Bank in its sole discretion without notice to anyone and irrespective of whether the Guaranteed Debt shall be increased or decreased thereby (and the Bank is hereby expressly authorized in its sole discretion to make from time to time, without notice to anyone): any sale, pledge, surrender, compromise, settlement, exchange, release, renewal, extension, modification, election with respect to any collateral under Section 1111 or any other provision or section of bankruptcy Code now existing or hereinafter amended; or other disposition of or with respect to any of said Guaranteed Debt or any security or collateral therefor, whether or not such disposition is commercially reasonable or accomplished in a commercially reasonable manner; and such liability shall in no way be affected or impaired by any acceptance by the Bank of any security for, or other guarantors or obligors of, any of the Guaranteed Debt, or by any forbearance or indulgence by the Bank in the collection of, or any failure, negligence or omission on its part to realize upon any thereof, or to enforce any claims against any person or persons primarily or secondarily liable thereon, or upon any collateral or security therefor or to enforce any lien upon or right of appropriation of any moneys, credits or property of the Borrower in the possession and control of the Bank, or by an application of any payments or credits on the Guaranteed Debt. Any act or omission of any kind or at any time upon the part of the Bank with respect to any matter whatsoever shall not in any manner affect or impair this guaranty nor the liability thereunder. The undersigned hereby consents to all acts and omissions of the Bank set forth herein.


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7. In order to hold the undersigned liable hereunder and to enforce this guaranty, there shall be no obligation on the part of the Bank at any time to resort for payment to the Borrower, or to any other guarantor, or any person, firm or corporation liable for the Guaranteed Debt, or to any collateral, security, property, liens or other rights or remedies of the Bank in respect to the Guaranteed Debt or any part thereof, all of which is hereby expressly waived by the undersigned.

8. All diligence in collection, and any presentment for payment, demand, protest and/or notice, as to any and everyone, of protest, dishonor, default or nonpayment, and notice of the creation and existence of any and all of the Guaranteed Debt, and of any security therefor, and of the acceptance of this guaranty, or extensions of credit or indulgences hereunder or of any other matters or things whatsoever relating hereto are expressly waived.

9. The granting of additional credit from time to time by the Bank to the Borrower in excess of the amount to which the right of recovery under this guaranty is limited or in excess of the amount extended to the Borrower at the time this guaranty is executed by the undersigned, without notice to the undersigned, is hereby expressly authorized and shall in no way affect or impair this guaranty.

10. (a) To secure payment of the Guaranteed Debt, the undersigned does hereby pledge, assign, transfer and deliver to the Bank, and grants to the Bank, a security interest in and to and a first lien on all of property of the undersigned of any kind or description, tangible or intangible, of whatever description (excluding tractors and trailers) whether now existing and/or owned and hereafter arising and/or acquired, wherever located, including, but not limited to, the following: (1) all Accounts; (2) certificated and uncertificated securities; (3) moneys, reserves, deposits, deposit accounts and interest or dividends thereon, securities, cash, cash equivalents and other property now or at any time or times hereafter in the possession or under the control of the Bank or its bailee; (4) liens, guarantees and other rights and privileges pertaining to any of the foregoing; (5) all books, records and computer records in any way relating to the foregoing; (6) all accessions, substitutions, renewals, improvements and replacements of and additions to the foregoing; and (7) products and proceeds of the foregoing including, without limitation, proceeds of insurance policies insuring the same or other guaranty of the same (all of the foregoing personal property and real property is hereinafter sometimes individually and sometimes collectively referred to as "Collateral"). The undersigned shall make appropriate entries upon its financial statements and books and records disclosing the Bank's security interest in the Collateral.

     (b) The undersigned shall execute and/or deliver to the Bank, at any time and from time to time hereafter at the request of the Bank, all agreements, instruments, financing statements, continuation statements, authorizations, documents and other written matter (sometimes hereinafter individually and collectively referred to as "Supplemental Documentation") that the Bank reasonably may request, in form and substance reasonably acceptable to the Bank, to perfect and maintain perfected the Bank's security interest in the Collateral and to consummate the transactions contemplated in or by this guaranty. Upon the occurrence of any Event of Default, the undersigned irrevocably, hereby makes, constitutes and appoints the Bank (and all Persons designated by the Bank for that purpose) as the undersigned's true and lawful attorney and agent-in-fact to sign the name of the undersigned on the Supplemental Documentation and to deliver the Supplemental Documentation to such Persons as the Bank may reasonably elect. The undersigned agrees that a copy, electronic image or other reproduction of this Agreement or of any financing statement shall be sufficient as a financing statement.

     (c) The Bank (by any of its officers, employees and/or agents) shall have the right, at reasonable times and intervals and upon notice to the undersigned to inspect the Collateral and all related records (and the premises upon which it is located) and to verify the amount and condition of or any other matter relating to the Collateral. All reasonable costs, fees and expenses incurred by the Bank, or for which the Bank has become obligated, in connection with such inspection and/or verification shall constitute part of the Guaranteed Debt, payable by the undersigned to the Bank on demand.


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     (d)  The undersigned warrants and represents to and covenants with the Bank that: (1) as of the Closing Date, the Bank's security interest in the Collateral is now and at all times hereafter shall be perfected and have a first priority; (2) the offices and/or locations where the undersigned keeps the Collateral consisting of personal property and books and records concerning the Collateral are solely located at the address indicated on the signature page of this guaranty, and the undersigned shall not remove such books and records and/or the Collateral therefrom and shall not keep any of such books and records and/or the Collateral at any other office or location without the prior written consent of the Bank; and (3) as of the Closing Date, the undersigned's sole office and place of business is located at the address indicated on the signature page of this guaranty. The undersigned, by written notice delivered to the Bank at least thirty (30) days prior thereto, shall advise the Bank of the opening by the undersigned of any new office or place of business or its closing of any existing office or place of business and any new office or place of business shall be within the continental United States of America. There are no Liens on the Collateral other than the Lien of the Bank pursuant hereto.

     (e) After the occurrence of an Event of Default, the undersigned shall receive, as the sole and exclusive property of the Bank, and as trustee for the Bank, all monies, checks, notes, drafts and all other payment for and/or proceeds of Collateral which come into the possession or under the control of the undersigned (or any of its partners, managers, shareholders, directors, officers, employees, agents or those Persons acting for or in concert with the undersigned) and immediately upon receipt thereof, the undersigned shall remit the same (or cause the same to be remitted), in kind, to the Bank at the Bank's office listed in the preamble of this guaranty.

     (f) After the occurrence of an Event of Default, the Bank, at any time or times in its sole and absolute discretion, may take control of, in any manner, and may endorse the undersigned's name, as appropriate, to any of the items of payment or proceeds described in Paragraph 10(e) above and, pursuant to the provisions of this guaranty, the Bank may, in its sole and absolute discretion, apply the same to and on account of the Guaranteed Debt. For the purposes of this Paragraph, the undersigned hereby irrevocably makes, constitutes and appoints the Bank (and all persons designated by the Bank for that purpose) as the true and lawful attorney and agent-in-fact of the undersigned, with power, without notice to the undersigned, to take any such actions.

     (g) After the occurrence of an Event of Default, the Bank, in its sole and absolute discretion, without waiving or releasing any Event of Default or obligation, liability, or duty of the undersigned under this guaranty, may at any time or times hereafter, but shall be under no obligation to, pay, acquire and/or accept an assignment of any security interest, lien, encumbrance, or claim asserted by any Person against the Collateral. All sums paid by the Bank, in respect thereof and all reasonable costs, fees and expenses, including reasonable attorney's fees, court costs, expenses and other charges relating thereto that are incurred by the Bank, on account thereof shall be part of the Guaranteed Debt payable by the undersigned to the Bank on demand.

     (h) After the occurrence of an Event of Default, the Bank may, in its sole and absolute discretion, retain as additional Collateral or release to the undersigned, from time to time, such portion of the monies, reserves and/or proceeds received by the Bank with respect to the Collateral as the Bank may determine. All such monies, reserves, proceeds and other property of the undersigned in the possession of the Bank at any time or times hereafter are hereby pledged by the undersigned to the Bank as additional Collateral hereunder and may be applied by the Bank on account of the Guaranteed Debt.

     (i) No authorization given by the Bank pursuant to this guaranty to sell any specified portion of Collateral or any items thereof and no waiver by the Bank in connection therewith shall establish a custom or constitute a waiver of the limitation contained in this Agreement against such sales with respect to any portion of the Collateral or any item thereof not covered by said authorization.

     (j) Any of the Bank's officers, employees or agents shall have the right, at any time or times, in name of the Bank or the undersigned, as the case may be, or in the name of a firm of independent certified


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public accountants acceptable to the Bank, to verify the validity, amount or any other matters relating to any Accounts by mail, telephone, telegraph or otherwise.

     (k) The undersigned shall keep accurate and complete records of its Accounts and as frequently as the Bank shall require, but not less frequently than monthly, the undersigned shall deliver to the Bank an accounts payable aging report, an accounts receivable aging report and formal written assignments of all Accounts, together with copies of the invoices related thereto, if requested. The undersigned shall also deliver to the Bank, upon demand, the original copy of all documents, including without limitation, repayment histories, present status reports and shipment reports, relating to the Accounts included in any accounts receivable aging report and such other matters and information relating to the status of then existing Accounts as the Bank shall reasonably request.

     (l) The undersigned shall give the Bank prompt notice of any Account in excess of Ten Thousand Dollars ($10,000) which is in dispute between any Account Debtor and the undersigned. The undersigned shall provide such additional reports concerning the Accounts (including, without limitation Accounts Receivable Aging Reports) as the Bank shall reasonably request.

     (m) The undersigned shall not, without the prior written consent of the Bank, sell, transfer, grant a security interest in or otherwise dispose of or encumber any of its Accounts to any Person other than the Bank.

     (n) The undersigned agrees that the Bank shall have the rights and remedies of a secured party under the Uniform Commercial Code of Illinois with respect to all of the aforesaid property, including, without limitation thereof, the right to sell or otherwise dispose of any or all of such property. THE UNDERSIGNED WAIVES EVERY DEFENSE, COUNTERCLAIM OR SETOFF WHICH THE UNDERSIGNED MAY NOW HAVE OR HEREAFTER MAY HAVE TO ANY ACTION BY THE BANK IN ENFORCING THIS GUARANTY, INCLUDING, WITHOUT LIMITATION, EVERY DEFENSE, COUNTERCLAIM OR SETOFF WHICH THE UNDERSIGNED MAY NOW HAVE, OR HEREAFTER MAY HAVE, AGAINST THE BORROWER OR ANY OTHER PARTY LIABLE TO THE BANK IN ANY MANNER. As further security, any and all debts and liabilities now or hereafter arising and owing to any of the undersigned by the Borrower, or any other party liable to the Bank are hereby subordinated to the Bank's claims and are hereby assigned to the Bank. The undersigned ratifies and confirms whatever the Bank may do pursuant to the terms hereof and with respect to any collateral for the Guaranteed Debt, and agrees that the Bank shall not be liable for any error of judgment or mistakes of fact or law. The Bank may, without notice to anyone, apply or set off any balances, credits, deposits, accounts, moneys or other indebtedness at any time credited by or due from the Bank to any of the undersigned against the Guaranteed Debt. Any notification of intended disposition of any property required by law shall be deemed reasonable and properly given if given at least five (5) calendar days before such disposition.

11. Should a claim ("Recovery Claim") be made upon the Bank at any time for recovery of any amount received by the Bank in payment of the Guaranteed Debt (whether received from the Borrower, the undersigned pursuant hereto, or otherwise) and should the Bank repay all or part of said amount by reason of
(i) any judgment, decree, or order of any court or administrative body having jurisdiction over the Bank or any of its property; or (ii) any settlement or compromise of any such Recovery Claim effected by the Bank with the claimant (including the Borrower), the undersigned shall remain jointly and severally liable to the Bank for the amount so repaid to the same extent as if such amount had never originally been received by the Bank, notwithstanding any termination hereof or the return of this document to any of the undersigned or the cancellation of any note, this guaranty or other instrument evidencing any of the Indebtedness.

12. In the event the Bank shall sell, assign or transfer the Indebtedness or Guaranteed Debt, or any part thereof, or grant participations therein, each and every immediate or remote successive assignee, transferee, holder of or participant therein, of all or any part of the Indebtedness or Guaranteed Debt shall have the right to enforce this guaranty by suit or otherwise for the benefit of such assignee, transferee, holder or participant, as fully as if such assigned transferee, holder or participant were herein by name specifically given such rights,


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powers and benefits; but the Bank shall have an unimpaired, prior and superior right to enforce this guaranty for its benefit as to so much of the Indebtedness or Guaranteed Debt as it has not been sold, assigned or transferred.

13. No release or discharge of any one or more of the undersigned (if there is more than one guarantor), or of any other person, whether primarily or secondarily liable for and obligated with respect to the Guaranteed Debt, or the institution of bankruptcy, receivership, insolvency, reorganization, dissolution or liquidation proceedings by or against any such guarantor or person, or the entry of any restraining or other order in any such proceeding, shall release or discharge the undersigned or any other guarantor of the Guaranteed Debt, or any other person, firm or corporation liable to the Bank for the Guaranteed Debt, unless and until all of the Guaranteed Debt shall have been fully paid and this guaranty stamped "Canceled" and returned to the undersigned.

14. No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Bank of any right or remedy shall preclude any other or further exercise thereof, or the exercise of any other right or remedy. No action of the Bank permitted hereunder shall in any way affect or impair the rights of the Bank and the obligation of the undersigned under this guaranty.

15. To the extent that the Borrower or any of the undersigned is a corporation, limited liability company or partnership, all references herein to the Borrower and to the undersigned, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such corporation, limited liability company or partnership.

16. This guaranty has been delivered at Chicago, Illinois, and shall be construed according to the laws of the State of Illinois, in which state it shall be performed by the undersigned. All actions arising directly or indirectly as a result or in consequence of this guaranty shall, in the sole and absolute discretion of the Bank, be instituted and litigated only in courts having situs in the City of Chicago, Illinois, and the undersigned hereby consents to the jurisdiction of any State or Federal Court located and having its situs in said city and waives any right to transfer or change the venue of any litigation.

17. Wherever possible, each provision of this guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this guaranty.

18. It is agreed that the undersigned's liability hereunder is several and is independent of any other guaranties at any time in effect with respect to all or any part of the Indebtedness and that the undersigned's liability hereunder may be enforced regardless of the existence of any such other guaranties.

19. This guaranty, and each and every part hereof, shall be binding upon the undersigned (jointly and severally, if there is more than one guarantor) and upon the heirs, legal representatives, successors and assigns of the undersigned, and shall inure to the benefit of the Bank, its successors and assigns.

20. If the undersigned guarantor is a corporation, then and in such event, the undersigned guarantor expressly represents and warrants unto the Bank that the execution and delivery of this guaranty has been duly authorized by resolutions heretofore duly adopted by its Board of Directors in accordance with law and its by-laws, that said resolutions have not been amended nor rescinded, are in full force and effect, that the officers of the undersigned executing and delivering this guaranty, for and on behalf of the undersigned, are duly authorized and empowered so to act. The Bank in accepting this guaranty is expressly relying upon the aforesaid representations and warranties.

21. This guaranty constitutes the entire agreement between the parties relating to the subject matter hereof and is the final and complete expression of their intent. No prior or contemporaneous negotiations, promises, agreements, covenants or representations of any kind or nature, whether made orally or in writing, have been


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



made by the parties, or any of them, in negotiations leading to this guaranty or relating to the subject matter hereof, which are not expressly contained herein, or which have not become merged and finally integrated into this guaranty; it being the intention of the parties hereto that in the event of any subsequent litigation, controversy or dispute concerning the terms and provisions of this guaranty, no party shall be permitted to offer to introduce oral or extrinsic evidence concerning the terms and conditions hereof that are not included or referred to herein and not reflected in writing. This guaranty can only be changed, modified, waived or discharged if consented to in a writing duly signed and delivered on behalf of the Bank. No conditions exist to the legal effectiveness of this guaranty.

22. THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING (i) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS GUARANTY OR AN AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED IN CONNECTION HEREWITH, OR (ii) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS GUARANTY, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     IN WITNESS WHEREOF, THIS GUARANTY IS SIGNED AND SEALED by the undersigned at Shannon, Illinois, effective this 23rd day of June, 1998.


ADDRESS:                            CORPORATION, PARTNERSHIP OR LIMITED
                                    LIABILITY CO.:

10124 North Mt. Vernon Road         AASCHE TRANSPORTATION SERVICES, INC.,
Shannon, Illinois  61078            a Delaware corporation

                                    By: /s/ Leon Monachos
                                       ---------------------------------

                                       Its: Chief Financial Officer
                                           -----------------------------


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